Exhibit 99.2 Subordinated Notes Offering Presentation NASDAQ: RIVE September 2020Exhibit 99.2 Subordinated Notes Offering Presentation NASDAQ: RIVE September 2020

Notice to Recipients This confidential presentation (this “Presentation”) has been prepared solely for general informational purposes by Riverview Financial Corporation (the “Company,” the “holding company,” “we” or “our”), and is being furnished solely for use by prospective participants in considering participation in the proposed private offering (the “Offering”) of the Company’s subordinated notes (the “Securities”). No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral communications transmitted to the recipient by the Company or any other person in the course of the recipient’s evaluation of the Offering. The Securities are not a deposit or bank account, and are not, and will not be, insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other federal or state government agency. Investment in the Securities has not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), the FDIC, the Board of Governors of the Federal Reserve System or any other federal or state regulatory authority, nor has any authority passed upon or endorsed the merits of the Offering or the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. The Company has authorized Performance Trust Capital Partners, LLC, to act as its sole placement agent in the Offering. The information contained herein is intended only as an outline that has been prepared to assist interested parties in making their own evaluations of the Company. It does not purport to be all-inclusive or to contain all of the information that a prospective participant may desire. Each recipient of the information and data contained herein should perform its own independent investigation and analysis of the Offering and the value of the Company. The information and data contained herein are not a substitute for a recipient’s independent evaluation and analysis. In making an investment decision, prospective participants must rely on their own examination of the Company, including the merits and risks involved. Prospective participants are urged to consult with their own legal, tax, investment and accounting advisers with respect to the consequences of an investment in the Company. In the event that any portion of this Presentation is inconsistent with or contrary to any of the terms of the form of a note purchase agreement (the “NPA”) or the final terms of the Securities, the NPA and the final terms of the Securities shall control. Except as otherwise indicated, this Presentation speaks as of the date hereof. The delivery of this Presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. You will be given the opportunity to ask questions of and receive answers from Company representatives concerning the Company’s business and the terms and conditions of the Offering, and the Company may provide you with additional relevant information that you may reasonably request to the extent the Company possesses such information or can obtain it without unreasonable effort or expense. Except for information provided in response to such requests, the Company has not authorized any other person to give you information that is not found in this Presentation. If such unauthorized information is obtained or provided, the Company cannot and does not assume responsibility for its accuracy, credibility, or validity. The Company is not providing you with any legal, business, tax or other advice regarding an investment in the Securities. You should consult with your own advisors as needed to assist you in making your investment decision and to advise you whether you are legally permitted to purchase the Securities. 2Notice to Recipients This confidential presentation (this “Presentation”) has been prepared solely for general informational purposes by Riverview Financial Corporation (the “Company,” the “holding company,” “we” or “our”), and is being furnished solely for use by prospective participants in considering participation in the proposed private offering (the “Offering”) of the Company’s subordinated notes (the “Securities”). No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral communications transmitted to the recipient by the Company or any other person in the course of the recipient’s evaluation of the Offering. The Securities are not a deposit or bank account, and are not, and will not be, insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other federal or state government agency. Investment in the Securities has not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), the FDIC, the Board of Governors of the Federal Reserve System or any other federal or state regulatory authority, nor has any authority passed upon or endorsed the merits of the Offering or the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. The Company has authorized Performance Trust Capital Partners, LLC, to act as its sole placement agent in the Offering. The information contained herein is intended only as an outline that has been prepared to assist interested parties in making their own evaluations of the Company. It does not purport to be all-inclusive or to contain all of the information that a prospective participant may desire. Each recipient of the information and data contained herein should perform its own independent investigation and analysis of the Offering and the value of the Company. The information and data contained herein are not a substitute for a recipient’s independent evaluation and analysis. In making an investment decision, prospective participants must rely on their own examination of the Company, including the merits and risks involved. Prospective participants are urged to consult with their own legal, tax, investment and accounting advisers with respect to the consequences of an investment in the Company. In the event that any portion of this Presentation is inconsistent with or contrary to any of the terms of the form of a note purchase agreement (the “NPA”) or the final terms of the Securities, the NPA and the final terms of the Securities shall control. Except as otherwise indicated, this Presentation speaks as of the date hereof. The delivery of this Presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. You will be given the opportunity to ask questions of and receive answers from Company representatives concerning the Company’s business and the terms and conditions of the Offering, and the Company may provide you with additional relevant information that you may reasonably request to the extent the Company possesses such information or can obtain it without unreasonable effort or expense. Except for information provided in response to such requests, the Company has not authorized any other person to give you information that is not found in this Presentation. If such unauthorized information is obtained or provided, the Company cannot and does not assume responsibility for its accuracy, credibility, or validity. The Company is not providing you with any legal, business, tax or other advice regarding an investment in the Securities. You should consult with your own advisors as needed to assist you in making your investment decision and to advise you whether you are legally permitted to purchase the Securities. 2

Offering Disclaimer This Presentation has been prepared by the Company solely for informational purposes based on information regarding our operations, as well as information from public sources. This Presentation is for information purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors. The information in this Presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. The Company reserves the right to request the return of this Presentation at any time. Any offering of the Securities may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. This Presentation does not contain all of the information you should consider before investing in the Securities and should not be construed as investment, legal, regulatory or tax advice. Each potential investor should review the purchase agreement, make such investigation as it deems necessary to arrive at an independent evaluation of an investment in the Securities mentioned in this Presentation and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment prior to making an investment decision and should not rely on any information set forth in this Presentation. The Securities described in this Presentation will be subject to significant limitations on their liquidity. Only potential investors who can bear the risk of an unregistered illiquid investment should consider investment in the Securities described herein. The Securities referenced in this Presentation have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and my not be offered or sold absent registration or an exemption from registration under applicable law. This Presentation and oral statements made from time to time by the Company’s representatives may contain “forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. You should not place undue reliance on those statements because they are subject to numerous risks and uncertainties relating to the Company’s operations and business environment, all of which are difficult to predict and may be beyond our control. Forward-looking statements include information concerning the Company’s future results and financial information, interest rates and the interest rate environment, expectations about new and existing programs and products, loan and deposit growth, loan performance, economic expectations, operations, employees and business strategy. These statements often include words such as may, believe, expect, anticipate, intend, “potential,” “opportunity,” “could,” “project,” “seek,” “should,” “will,” “would,” plan, estimate or other similar expressions or variations of such terms. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the information in the forward-looking statements and can change as a result of many possible events or factors, not all of which are known to us or in our control. These factors include but are not limited to: (i) prevailing local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (ii) changes in interest rates, loan demand and real estate values, any of which can materially affect origination levels and gain on sale results in our business, as well as other aspects of our financial performance, including earnings on interest- bearing assets; (iii) the level of defaults, losses and prepayments on loans made by us, whether held in portfolio or sold in the whole loan secondary markets, which can materially affect charge-off levels and required credit loss reserve levels; (iv) changes in monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; (v) changes in the banking and other financial services regulatory environment; (vi) competition with national, regional and community financial institutions; (vii) failures of or interruptions in the communications and information systems on which we rely to conduct business; (viii) expected or potential impacts of public health crises (such as governmental, social and economic effects of the novel coronavirus (COVID-19) pandemic); (ix) levels of unemployment in the Company’s market area; (x) the impact of the COVID-19 pandemic on our business, including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the CARES Act and the programs established thereunder, and our participation in such programs, reductions in employment, an increase in business failures specifically among our clients, unanticipated loan delinquencies and other potential negative effects on our business caused by the COVID-19 pandemic; (xi) volatility and disruption in national and international financial markets; (xii) the effect of changes in accounting policies and practices as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board, and other accounting standard setters; (xiii) the ability to redeem our existing indebtedness, which is subject to regulatory approval; (xiv) the impact of loan modifications or deferrals we are required or agree to as a result of client requests and/or government actions, including, but not limited to our potential inability to recover fully deferred payments from the borrower; (xv) the need to supplement debt or equity capital to maintain or exceed internal capital thresholds; (xvi) greater than expected technology related costs; (xvii) the inability to grow client deposits to keep pace with loan growth; (xviii) changes in consumer spending, borrowing and saving habits; and (xiv) our success at managing the risks involved in the foregoing factors. All statements in this Presentation, including forward-looking statements, speak only as of the date they are made. Although the Company believes that these forward-looking statements are based on reasonable assumptions, beliefs and expectations, if a change occurs or our beliefs, assumptions and expectations were incorrect, our business, financial condition, liquidity or results of operations may vary materially from those expressed in our forward-looking statements. New risks and uncertainties arise from time to time, and we cannot predict these events or how they may affect the Company. The Company has no duty to, and does not intend to, update or revise the forward-looking statements after the date on which they are made. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this Presentation or elsewhere might not reflect our actual results. 3Offering Disclaimer This Presentation has been prepared by the Company solely for informational purposes based on information regarding our operations, as well as information from public sources. This Presentation is for information purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors. The information in this Presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. The Company reserves the right to request the return of this Presentation at any time. Any offering of the Securities may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. This Presentation does not contain all of the information you should consider before investing in the Securities and should not be construed as investment, legal, regulatory or tax advice. Each potential investor should review the purchase agreement, make such investigation as it deems necessary to arrive at an independent evaluation of an investment in the Securities mentioned in this Presentation and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment prior to making an investment decision and should not rely on any information set forth in this Presentation. The Securities described in this Presentation will be subject to significant limitations on their liquidity. Only potential investors who can bear the risk of an unregistered illiquid investment should consider investment in the Securities described herein. The Securities referenced in this Presentation have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and my not be offered or sold absent registration or an exemption from registration under applicable law. This Presentation and oral statements made from time to time by the Company’s representatives may contain “forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. You should not place undue reliance on those statements because they are subject to numerous risks and uncertainties relating to the Company’s operations and business environment, all of which are difficult to predict and may be beyond our control. Forward-looking statements include information concerning the Company’s future results and financial information, interest rates and the interest rate environment, expectations about new and existing programs and products, loan and deposit growth, loan performance, economic expectations, operations, employees and business strategy. These statements often include words such as may, believe, expect, anticipate, intend, “potential,” “opportunity,” “could,” “project,” “seek,” “should,” “will,” “would,” plan, estimate or other similar expressions or variations of such terms. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the information in the forward-looking statements and can change as a result of many possible events or factors, not all of which are known to us or in our control. These factors include but are not limited to: (i) prevailing local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (ii) changes in interest rates, loan demand and real estate values, any of which can materially affect origination levels and gain on sale results in our business, as well as other aspects of our financial performance, including earnings on interest- bearing assets; (iii) the level of defaults, losses and prepayments on loans made by us, whether held in portfolio or sold in the whole loan secondary markets, which can materially affect charge-off levels and required credit loss reserve levels; (iv) changes in monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; (v) changes in the banking and other financial services regulatory environment; (vi) competition with national, regional and community financial institutions; (vii) failures of or interruptions in the communications and information systems on which we rely to conduct business; (viii) expected or potential impacts of public health crises (such as governmental, social and economic effects of the novel coronavirus (COVID-19) pandemic); (ix) levels of unemployment in the Company’s market area; (x) the impact of the COVID-19 pandemic on our business, including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the CARES Act and the programs established thereunder, and our participation in such programs, reductions in employment, an increase in business failures specifically among our clients, unanticipated loan delinquencies and other potential negative effects on our business caused by the COVID-19 pandemic; (xi) volatility and disruption in national and international financial markets; (xii) the effect of changes in accounting policies and practices as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board, and other accounting standard setters; (xiii) the ability to redeem our existing indebtedness, which is subject to regulatory approval; (xiv) the impact of loan modifications or deferrals we are required or agree to as a result of client requests and/or government actions, including, but not limited to our potential inability to recover fully deferred payments from the borrower; (xv) the need to supplement debt or equity capital to maintain or exceed internal capital thresholds; (xvi) greater than expected technology related costs; (xvii) the inability to grow client deposits to keep pace with loan growth; (xviii) changes in consumer spending, borrowing and saving habits; and (xiv) our success at managing the risks involved in the foregoing factors. All statements in this Presentation, including forward-looking statements, speak only as of the date they are made. Although the Company believes that these forward-looking statements are based on reasonable assumptions, beliefs and expectations, if a change occurs or our beliefs, assumptions and expectations were incorrect, our business, financial condition, liquidity or results of operations may vary materially from those expressed in our forward-looking statements. New risks and uncertainties arise from time to time, and we cannot predict these events or how they may affect the Company. The Company has no duty to, and does not intend to, update or revise the forward-looking statements after the date on which they are made. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this Presentation or elsewhere might not reflect our actual results. 3

Offering Disclaimer (cont.) Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information summarized herein or made available in connection with any further investigation of the Company. The Company expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom. This Presentation contains supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”) that management uses in its analysis of the Company’s performance. Management believes these non-GAAP financial measures provide information useful to investors in understanding the Company’s underlying operational performance and business and performance trends and facilitate comparisons with the performance of others in the financial services industry. These non-GAAP financial measures should not be considered in isolation or as a substitute for or superior to financial measures calculated in accordance with U.S. GAAP. These non-GAAP financial measures may also be calculated differently from similar measures disclosed by other companies. A reconciliation of the non-GAAP measures used in this Presentation to the most directly comparable GAAP measures is provided in the Appendix to this Presentation. 4Offering Disclaimer (cont.) Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information summarized herein or made available in connection with any further investigation of the Company. The Company expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom. This Presentation contains supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”) that management uses in its analysis of the Company’s performance. Management believes these non-GAAP financial measures provide information useful to investors in understanding the Company’s underlying operational performance and business and performance trends and facilitate comparisons with the performance of others in the financial services industry. These non-GAAP financial measures should not be considered in isolation or as a substitute for or superior to financial measures calculated in accordance with U.S. GAAP. These non-GAAP financial measures may also be calculated differently from similar measures disclosed by other companies. A reconciliation of the non-GAAP measures used in this Presentation to the most directly comparable GAAP measures is provided in the Appendix to this Presentation. 4

Table of Contents I Executive Summary 6 II Management Team, Board & Ownership Information 16 III Assets Highlights 20 IV Liabilities Highlights 30 V Capital Highlights 34 VI Income Statement Highlights 37 VII Appendix 43 5Table of Contents I Executive Summary 6 II Management Team, Board & Ownership Information 16 III Assets Highlights 20 IV Liabilities Highlights 30 V Capital Highlights 34 VI Income Statement Highlights 37 VII Appendix 43 5

I. Executive Summary 6I. Executive Summary 6

Terms of the Offered Securities Riverview Financial Corporation (the “Company”), bank holding company of Riverview Bank Issuer: (the Bank ) Subordinated Debt Security: $25 million Principal Amount: 10-year, no-call 5-year Term: Fixed 5.75% for 5 years Coupon: Floating at SOFR + 5.63% thereafter Redeemable at par in whole or in part anytime after 5 years from date of issuance Optional Redemption: Unrated Credit Rating: Structured consistent with requirements for Tier 2 capital treatment at the holding company Regulatory Capital: Enhance the Company and Bank’s capital to support ongoing growth, general corporate Use of Proceeds: purposes and potential strategic opportunities October 2020 Expected Pricing Date: Performance Trust Capital Partners, LLC Sole Placement Agent: 7Terms of the Offered Securities Riverview Financial Corporation (the “Company”), bank holding company of Riverview Bank Issuer: (the Bank ) Subordinated Debt Security: $25 million Principal Amount: 10-year, no-call 5-year Term: Fixed 5.75% for 5 years Coupon: Floating at SOFR + 5.63% thereafter Redeemable at par in whole or in part anytime after 5 years from date of issuance Optional Redemption: Unrated Credit Rating: Structured consistent with requirements for Tier 2 capital treatment at the holding company Regulatory Capital: Enhance the Company and Bank’s capital to support ongoing growth, general corporate Use of Proceeds: purposes and potential strategic opportunities October 2020 Expected Pricing Date: Performance Trust Capital Partners, LLC Sole Placement Agent: 7

Company Overview

Corporate Overview

- Founded in 1904 with establishment of Bank Holding Company in 2013
- Headquartered in Harrisburg, Pennsylvania
- Operates 27 full-service locations and three LPOs located in 14 counties throughout Central Pennsylvania
- Single bank holding company (Riverview Financial Corporation) is 100% owner of subsidiary Riverview Bank and its operating divisions
- Merged with CBT Financial Corp. in Q4 2017. The merger of equals added approximately $382.5 million in loans and $438.8 million in deposits to the consolidated Company
- Castle Creek Capital LLC maintains a 20.1% stake in the Company
- Began trading on NASDAQ Global Market in August 2018 under the symbol “RIVE”

Branch Map


Riverview Bank (30)
Philadelphia

Riverview Financial Corporation | Financial Highlights

(dollars shown in thousands)	2017	2018	2019	2020 Q2
Total Assets	$1,163,607	$1,137,603	$1,079,954	$1,346,800
Gross Loans HFI	955,971	893,184	852,109	1,165,453
Total Deposits	1,026,480	1,004,593	940,480	1,023,153
Total Equity	106,256	113,910	118,110	94,452
Loans / Deposits	93.1	88.9	90.6	113.9[1]
NPAs / Assets	0.64	0.56	0.47	0.98
TCE / TA[4]	6.80	7.72	8.61	6.85[2]
Risk Based Captial Ratio (%)[3]	10.43	11.42	12.39	12.17
NIM	3.76	4.19	4.07	3.28
Core ROAA[4]	0.19	0.98	0.54	0.14
Core ROAE[4]	2.05	10.17	5.22	1.55

Riverview Financial Corporation

Source: S&P Global Market Intelligence; Company provided document
Note: ROAA and ROAE metrics annualized where appropriate
(1) 87.1% excluding PPP loans
(2) 8.60% excluding PPP loans
(3) Bank-level metric
(4) See Slides 47-48 for non-GAAP reconciliation information

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Markets Overview

Harrisburg-Carlisle MSA

- The Harrisburg-Carlisle MSA encompasses Dauphin, Perry and Cumberland Counties in Pennsylvania's Susquehanna Valley
- The three-county region has consistently been one of the most vibrant regions in Eastern Pennsylvania with:
  - >575,000 residents
  - ~1,700 square miles
  - Median household income ~$69K
- Harrisburg is the capital city of the Commonwealth of Pennsylvania, and employs nearly 40,000 government employees
- Hershey Park, a 120+ acre amusement and theme park attracting close to 3.5 million visitors per year, makes its home in the Harrisburg-Carlisle MSA
- Notable employers include The Hershey Company, Giant Food Stores, Penn State Health Hershey Medical Center, Pennsylvania Government and Walmart


Penn State Health
Milton S. Hershey Medical Center
Hershey, Pennsylvania

The GIANT Company



HERSHEY'S
THE HERSHEY COMPANY


COMMONWEALTH OF
PENNSYLVANIA

Walmart



RIVERVIEW FINANCIAL CORPORATION

Source: S&P Global Market Intelligence; Harrisburg Regional Chamber & CREDC; BLS.gov
Note: Data as of April 2020

9

Investment Highlights Experienced Management Team Backed by Leading Institutional Investor • Executive team has decades of experience in community banking with the CEO, CFO, and COO each having spent more than 25 years in the industry • Brett Fulk, CEO, was a market executive at much larger regional banks in the Northeast prior to joining Riverview in 2011 • Castle Creek Capital LLC and affiliated funds own 20.1% of the Company’s common stock Improving Performance with Pathway To Respectable ROA • Q2 2020 results impacted by $24.7 million goodwill impairment charge and outsized loan loss provision; normalized forward earnings are expected to result in significantly improved ROA and efficiency metrics. The goodwill impairment charge had no impact on tangible book value, regulatory capital, liquidity nor the Company’s cash balances • Since Q3 2019, the Company began implementing efficiency initiatives that have reduced salaries and benefits costs and projects to save approximately $3.4 million per year going forward due to additional reduction actions taken in Q3 2020 Strong Bank Capital Ratios • Subordinated debt raise is intended to provide optionality and further strengthen capital adequacy in light of economic impact of the COVID-19 pandemic, among other corporate and strategic purposes • Pro forma debt / equity below 30% and pro forma double leverage below 130% Diversified Loan Portfolio & Sound Asset Quality • Riverview’s loan portfolio is well-diversified among asset concentrations and is pro-actively monitored for signs of stress • NPAs / Assets (excluding performing TDRs) of just 0.32% at June 30, 2020 • Gateway Asset Management conducted a post-COVID independent loan review in June 2020 • Gateway reviewed 73.6% of the portfolio and its analysis forecasted in an extreme case a 30-month cumulative loss scenario a total NCO of $22.7 million or approximately 2.77% of total loans • ALL $9.736 million, 1.09% of Total Loans excluding PPP Loans, as of June 30, 2020 • Developed a de-risk policy over the past two years aimed at aggressively moving problem credits out of the Bank to improve its asset quality profile Steady Growth in Consistent Markets • Intentionally downsized the Bank from 2017 - 2019 in order to strategically de-risk the balance sheet • Moderate growth currently supported by reasonable economic trends within the Bank’s footprint • Implemented a major market repositioning strategy in 2019, closing six underperforming branch offices with deteriorating demographics and redeployed resources to three new offices in high-growth markets Balanced Risk Profile • Moderately asset sensitive interest rate profile (1) • PT Score™ of 247 (out of 500+) as of June 30, 2020 suggests low structural risk BEFORE the benefit of the new capital raise and improved earnings as a result of the efficiency initiative Source: S&P Global Market Intelligence; Company provided documents 10 (1) Performance Trust PT Score™. PT Score is described in further detail on page 14Investment Highlights Experienced Management Team Backed by Leading Institutional Investor • Executive team has decades of experience in community banking with the CEO, CFO, and COO each having spent more than 25 years in the industry • Brett Fulk, CEO, was a market executive at much larger regional banks in the Northeast prior to joining Riverview in 2011 • Castle Creek Capital LLC and affiliated funds own 20.1% of the Company’s common stock Improving Performance with Pathway To Respectable ROA • Q2 2020 results impacted by $24.7 million goodwill impairment charge and outsized loan loss provision; normalized forward earnings are expected to result in significantly improved ROA and efficiency metrics. The goodwill impairment charge had no impact on tangible book value, regulatory capital, liquidity nor the Company’s cash balances • Since Q3 2019, the Company began implementing efficiency initiatives that have reduced salaries and benefits costs and projects to save approximately $3.4 million per year going forward due to additional reduction actions taken in Q3 2020 Strong Bank Capital Ratios • Subordinated debt raise is intended to provide optionality and further strengthen capital adequacy in light of economic impact of the COVID-19 pandemic, among other corporate and strategic purposes • Pro forma debt / equity below 30% and pro forma double leverage below 130% Diversified Loan Portfolio & Sound Asset Quality • Riverview’s loan portfolio is well-diversified among asset concentrations and is pro-actively monitored for signs of stress • NPAs / Assets (excluding performing TDRs) of just 0.32% at June 30, 2020 • Gateway Asset Management conducted a post-COVID independent loan review in June 2020 • Gateway reviewed 73.6% of the portfolio and its analysis forecasted in an extreme case a 30-month cumulative loss scenario a total NCO of $22.7 million or approximately 2.77% of total loans • ALL $9.736 million, 1.09% of Total Loans excluding PPP Loans, as of June 30, 2020 • Developed a de-risk policy over the past two years aimed at aggressively moving problem credits out of the Bank to improve its asset quality profile Steady Growth in Consistent Markets • Intentionally downsized the Bank from 2017 - 2019 in order to strategically de-risk the balance sheet • Moderate growth currently supported by reasonable economic trends within the Bank’s footprint • Implemented a major market repositioning strategy in 2019, closing six underperforming branch offices with deteriorating demographics and redeployed resources to three new offices in high-growth markets Balanced Risk Profile • Moderately asset sensitive interest rate profile (1) • PT Score™ of 247 (out of 500+) as of June 30, 2020 suggests low structural risk BEFORE the benefit of the new capital raise and improved earnings as a result of the efficiency initiative Source: S&P Global Market Intelligence; Company provided documents 10 (1) Performance Trust PT Score™. PT Score is described in further detail on page 14

Pro Forma Capital Structure & Regulatory Capital Ratios $7,292 Note: For illustrative purposes, Bank capital $90,323 9,831 ratios assume $17.0 $7,292 million of $20.0 million in $9,831 proceeds raised is $89,823 $20,000 available to be down- streamed to the Bank. Common Equity Tier 1 Capital Trust Preferred New Subordinated Debt ALLL ($ in thousands) ($ in thousands) Actual Sub Debt Pro Forma Actual Sub Debt Pro Forma (3) Bank Level Pro Forma Regulatory Capital 06/30/20 Adj. 06/30/20 Consolidated Pro Forma Regulatory Capital 06/30/20 Adj. 06/30/20 (1) Common Equity Before Adjustments $ 100, 766 $ 17,000 $ 117, 766 Common Equity Before Adjustments $ 94,452 $ (500) $ 93,952 Less: Goodwill & Intangible Assets Net of DTLs 3,625 – 3,625 Less: Goodwill Net of DTLs 3,625 – 3,625 Less: AOCI - Unrealized Gains 504 – 504 Less: AOCI - Unrealized Gains 504 – 504 Common Equity Tier 1 Capital 96,637 17,000 113,637 Common Equity Tier 1 Capital Pre-Deductions 90,323 (500) 89,823 (2) (2) Additional Tier 1 Capital – – Additional Tier 1 Capital 7,292 – 7,292 Total Tier 1 Capital $ 96,637 $ 113, 637 Total Tier 1 Capital $ 97,615 $ 97,115 Tier 2 Capital Instruments $ - $ - $ - Tier 2 Capital Instruments $ - $ 20,000 $ 20,000 ALLL Includable in Tier 2 Capital 9,831 – 9,831 ALLL Includable in Tier 2 Capital 9,831 – 9,831 Total Tier 2 Capital 9,831 9,831 Total Tier 2 Capital 9,831 20,000 29,831 Total Capital $ 106, 468 $ 123, 468 Total Capital $ 107, 446 $ 126, 946 Average Total Assets 1,291,698 17,000 1,308,698 Average Total Consolidated Assets 1,291,698 20,000 1,311,698 Less: Deductions from CET1 and Additional T1 3,625 – 3,625 Less: Deductions from CET1 and Additional T1 3,625 – 3,625 Less: Other Deductions from Leverage Ratio 94,902 – 94,902 Less: Other Deductions from Leverage Ratio 94,902 – 94,902 Total Assets for Leverage Ratio 1,193,171 1,210,171 Total Assets for Leverage Ratio 1,193,171 1,213,171 Total Risk-Weighted Assets 874,834 3,400 878,234 Total Risk-Weighted Assets 874,834 4,000 878,834 Common Equity Tier 1 Ratio 11.05% 12.94% Common Equity Tier 1 Ratio 10.32% 10.22% Leverage Ratio 8.10% 9.39% Leverage Ratio 8.18% 8.01% Tier 1 Risk-Based Ratio 11.05% 12.94% Tier 1 Risk-Based Ratio 11.16% 11.05% Total Risk-Based Capital Ratio 12.17% 14.06% Total Risk-Based Capital Ratio 12.28% 14.44% Source: S&P Global Market Intelligence 11 Note: Invested proceeds from $20.0MM capital raise assumed to have 20% risk-weighting (1) $500k includes 2% placement fee and $100k of other offering expenses (2) Additional Tier 1 capital is the amount of Trust Preferred Securities outstanding (3) Represents estimated holding company regulatory ratios illustrative for the offering, and are not reported by the holding companyPro Forma Capital Structure & Regulatory Capital Ratios $7,292 Note: For illustrative purposes, Bank capital $90,323 9,831 ratios assume $17.0 $7,292 million of $20.0 million in $9,831 proceeds raised is $89,823 $20,000 available to be down- streamed to the Bank. Common Equity Tier 1 Capital Trust Preferred New Subordinated Debt ALLL ($ in thousands) ($ in thousands) Actual Sub Debt Pro Forma Actual Sub Debt Pro Forma (3) Bank Level Pro Forma Regulatory Capital 06/30/20 Adj. 06/30/20 Consolidated Pro Forma Regulatory Capital 06/30/20 Adj. 06/30/20 (1) Common Equity Before Adjustments $ 100, 766 $ 17,000 $ 117, 766 Common Equity Before Adjustments $ 94,452 $ (500) $ 93,952 Less: Goodwill & Intangible Assets Net of DTLs 3,625 – 3,625 Less: Goodwill Net of DTLs 3,625 – 3,625 Less: AOCI - Unrealized Gains 504 – 504 Less: AOCI - Unrealized Gains 504 – 504 Common Equity Tier 1 Capital 96,637 17,000 113,637 Common Equity Tier 1 Capital Pre-Deductions 90,323 (500) 89,823 (2) (2) Additional Tier 1 Capital – – Additional Tier 1 Capital 7,292 – 7,292 Total Tier 1 Capital $ 96,637 $ 113, 637 Total Tier 1 Capital $ 97,615 $ 97,115 Tier 2 Capital Instruments $ - $ - $ - Tier 2 Capital Instruments $ - $ 20,000 $ 20,000 ALLL Includable in Tier 2 Capital 9,831 – 9,831 ALLL Includable in Tier 2 Capital 9,831 – 9,831 Total Tier 2 Capital 9,831 9,831 Total Tier 2 Capital 9,831 20,000 29,831 Total Capital $ 106, 468 $ 123, 468 Total Capital $ 107, 446 $ 126, 946 Average Total Assets 1,291,698 17,000 1,308,698 Average Total Consolidated Assets 1,291,698 20,000 1,311,698 Less: Deductions from CET1 and Additional T1 3,625 – 3,625 Less: Deductions from CET1 and Additional T1 3,625 – 3,625 Less: Other Deductions from Leverage Ratio 94,902 – 94,902 Less: Other Deductions from Leverage Ratio 94,902 – 94,902 Total Assets for Leverage Ratio 1,193,171 1,210,171 Total Assets for Leverage Ratio 1,193,171 1,213,171 Total Risk-Weighted Assets 874,834 3,400 878,234 Total Risk-Weighted Assets 874,834 4,000 878,834 Common Equity Tier 1 Ratio 11.05% 12.94% Common Equity Tier 1 Ratio 10.32% 10.22% Leverage Ratio 8.10% 9.39% Leverage Ratio 8.18% 8.01% Tier 1 Risk-Based Ratio 11.05% 12.94% Tier 1 Risk-Based Ratio 11.16% 11.05% Total Risk-Based Capital Ratio 12.17% 14.06% Total Risk-Based Capital Ratio 12.28% 14.44% Source: S&P Global Market Intelligence 11 Note: Invested proceeds from $20.0MM capital raise assumed to have 20% risk-weighting (1) $500k includes 2% placement fee and $100k of other offering expenses (2) Additional Tier 1 capital is the amount of Trust Preferred Securities outstanding (3) Represents estimated holding company regulatory ratios illustrative for the offering, and are not reported by the holding company

Debt Service Coverage Ratio & Debt to Equity Summary

($ in thousands)

	Interest Coverage	2019	2021E PF [4]	2022E PF [4]
	Consolidated Pre-Tax Earnings			
	Consolidated Pre-Tax Income	$4,987	$2,500	$10,000
	Trust Preferred Interest Expense	275	275	275
	Balance Sheet Leverage Income Contribution	-	1,197	1,197
A	**Pre-Tax Earnings Before BHC Debt Interest Expense**	**$5,262**	**$3,972**	**$11,472**
	BHC Debt Interest Expense			
B	Total Interest Expense - Sub Debt at 5.50% and existing TruPS Expense	$1,375	$1,375	$1,375
C	Total Interest Expense - Sub Debt at 5.75% and existing TruPS Expense	1,425	1,425	1,425
D	Total Interest Expense - Sub Debt at 6.00% and existing TruPS Expense	1,475	1,475	1,475
	Pro Forma Interest Coverage - A / B	**3.8x**	**2.9x**	**8.3x**
	Pro Forma Interest Coverage - A / C	**3.7x**	**2.8x**	**8.1x**
	Pro Forma Interest Coverage - A / D	**3.6x**	**2.7x**	**7.8x**

Pro Forma Debt / Equity and Double Leverage	06/30/20 A	12/31/20 PF [4]
Consolidated Equity (1)	$94,452	$94,052
Trust Preferred (2)	7,292	7,292
Subordinated Debt	-	20,000
Debt / Equity	**7.7%**	**29.0%**
Debt / Equity (ex. AOCI)	**7.8%**	**29.2%**
Bank Equity (3)	$100,766	$117,766
Double Leverage Ratio	**106.7%**	**125.2%**

Source: Company documents, S&P Global Market Intelligence

RIVERVIEW FINANCIAL CORPORATION

(1) Consolidated equity as of June 30, 2020
(2) Trust preferred securities of $7.292MM as of June 30, 2020
(3) Assumes $17.0MM of proceeds from new sub debt issuance are down-streamed to the bank level as common equity
(4) Future earnings projections and financial information are solely for illustration purposes. There can be no guarantee as to whether and to what extent these projections will be achieved. The Company undertakes no obligation to revise or release any revision or update to these forward-looking statements.

12

Possible PT Guided Balance Sheet Strategy for Low Rates Subordinated Debt Issuance $20MM of Sub Debt Levered 2.78x New Subordinated Debt ($000s) $20,000 Pre-Tax Coupon 5.50% Annual Cost of Sub Debt $1,100 (1) Plus: Annual Cost of Borrowings $97 RIVE would only need to leverage the $20MM of Wholesale Funding (non-core deposits) $38,658 sub debt 2.78x in order to 85% of Newly Issued Sub Debt $17,000 make the issuance EPS Cash for Investments $55,658 neutral (2) $1,197 Return on Investments Note: Riverview is not committed to any specific wholesale leverage strategy at this time. This slide is intended to describe a possible EPS neutralization strategy management might consider subject to market conditions and other capital Annual Net Income Impact ($000s) - deployment alternatives. Source: S&P Global Market Intelligence 13 (1) Assumes borrowing cost of 0.25% (2) Assumes return on investments of 2.15%Possible PT Guided Balance Sheet Strategy for Low Rates Subordinated Debt Issuance $20MM of Sub Debt Levered 2.78x New Subordinated Debt ($000s) $20,000 Pre-Tax Coupon 5.50% Annual Cost of Sub Debt $1,100 (1) Plus: Annual Cost of Borrowings $97 RIVE would only need to leverage the $20MM of Wholesale Funding (non-core deposits) $38,658 sub debt 2.78x in order to 85% of Newly Issued Sub Debt $17,000 make the issuance EPS Cash for Investments $55,658 neutral (2) $1,197 Return on Investments Note: Riverview is not committed to any specific wholesale leverage strategy at this time. This slide is intended to describe a possible EPS neutralization strategy management might consider subject to market conditions and other capital Annual Net Income Impact ($000s) - deployment alternatives. Source: S&P Global Market Intelligence 13 (1) Assumes borrowing cost of 0.25% (2) Assumes return on investments of 2.15%

TM Relative Risk Analysis – PT Score Note: PT Score™ is a propriety risk assessment system created using numerous call report based ratios selected by Performance Trust. PT Score™ is based on bank level data and does not incorporate holding company leverage or any other consolidated financial metrics. PT Score™ is based on unadjusted call report data and does not incorporate adjustments for one-time or other unusual items. PT Score™ is a risk management model designed to identify, measure, and track significant risk trends in depository financial institutions. An institution’s PT Score™ corresponds to a CAMELS equivalent rating to help provide an accurate picture of such institution’s level of risk. An institution’s score ranges from 0 to 500. The higher an institution’s PT Score™, the higher the implied level of risk. With respect to the information contained herein that has been obtained from public sources, while Performance Trust believes this information to be reliable, Performance Trust does not guarantee its accuracy, adequacy or completeness and is not responsible for any errors or omissions or for the results obtained from the use of such information. The content is the proprietary and confidential material of Performance Trust and so designated pursuant to a confidentiality agreement between the intended recipient and Performance Trust. It is intended solely for the use of the individual or entity to whom it is addressed. The information is derived from research by Performance Trust. It is not a legal opinion and should not be construed to provide legal advice. The content is subject to change at any time and without notice. Source: Performance Trust PT Score 14 Note: PT Score Overview using June 30, 2020 financial dataTM Relative Risk Analysis – PT Score Note: PT Score™ is a propriety risk assessment system created using numerous call report based ratios selected by Performance Trust. PT Score™ is based on bank level data and does not incorporate holding company leverage or any other consolidated financial metrics. PT Score™ is based on unadjusted call report data and does not incorporate adjustments for one-time or other unusual items. PT Score™ is a risk management model designed to identify, measure, and track significant risk trends in depository financial institutions. An institution’s PT Score™ corresponds to a CAMELS equivalent rating to help provide an accurate picture of such institution’s level of risk. An institution’s score ranges from 0 to 500. The higher an institution’s PT Score™, the higher the implied level of risk. With respect to the information contained herein that has been obtained from public sources, while Performance Trust believes this information to be reliable, Performance Trust does not guarantee its accuracy, adequacy or completeness and is not responsible for any errors or omissions or for the results obtained from the use of such information. The content is the proprietary and confidential material of Performance Trust and so designated pursuant to a confidentiality agreement between the intended recipient and Performance Trust. It is intended solely for the use of the individual or entity to whom it is addressed. The information is derived from research by Performance Trust. It is not a legal opinion and should not be construed to provide legal advice. The content is subject to change at any time and without notice. Source: Performance Trust PT Score 14 Note: PT Score Overview using June 30, 2020 financial data

TM Relative Risk Analysis – PT Score Pro-forma This analysis assumes a $20 million sub debt issuance at the holding company with $17 million of proceeds down- streamed to the Bank as capital immediately. The timing and amount of the actual capital infusion to the Bank may differ. All other simulation adjustments based on standard PT Score assumptions, including no additional leverage or growth, no improvement or deterioration in credit quality, and a static balance sheet as of June 30, 2020. Source: Performance Trust PT Score 15 Note: PT Score using June 30, 2020 financial dataTM Relative Risk Analysis – PT Score Pro-forma This analysis assumes a $20 million sub debt issuance at the holding company with $17 million of proceeds down- streamed to the Bank as capital immediately. The timing and amount of the actual capital infusion to the Bank may differ. All other simulation adjustments based on standard PT Score assumptions, including no additional leverage or growth, no improvement or deterioration in credit quality, and a static balance sheet as of June 30, 2020. Source: Performance Trust PT Score 15 Note: PT Score using June 30, 2020 financial data

II. Management Team, Board & Ownership Information 16II. Management Team, Board & Ownership Information 16

Experienced Management Team

Name	Title	Age	Biography
Brett D. Fulk	President, CEO & Director	52	Brett D. Fulk is President, CEO and a Director of Riverview and Riverview Bank, and has been with the Bank since July 2011 with 28 years of banking experience. Formerly with Susquehanna Bank and Community Banks, where he held the positions of Regional Executive, Commercial Sales Manager and Managing Director of Commercial Services, PA Division. He graduated from Shippensburg University of PA with a Bachelors Degree in Finance and is a graduate of the Bucknell School of Commercial Banking.
Scott A. Seasock	Chief Financial Officer	63	Scott A. Seasock has been the Chief Financial Officer and Senior Executive Vice President of Riverview and Riverview Bank since 2016 and has accumulated 39 years in the banking industry. Mr. Seasock previously worked at Peoples Financial Services Corp. (NASDAQ: PFIS), where he previously served as its Chief Financial Officer and Executive Vice President, from January 2010 to April 2016. Prior to Peoples Financial Services, he served as an Executive Vice President and Chief Financial Officer of Comm Bancorp. Inc. from 1987-2010. He is a graduate of Penn State University, with a bachelors degree in Finance, holds an MBA from the University of Scranton, and is a graduate of the School of Banking at the University of Wisconsin.
Ginger G. Kunkel	Chief Operating Officer	50	Ginger G. Kunkel joined Riverview Bank in 2014 and now serves as Chief Operating Officer. She began her banking career at Pennsylvania National Bank in 1990 and during her 29-year banking career has held management roles in Deposit Operations, Retail, and Commercial Lending in banks ranging from $1 Billion to over $18 Billion in assets. The majority of her career was devoted to C&I Commercial Lending throughout several PA counties including Berks, Lehigh, Montgomery, Dauphin, and Schuylkill as well as surrounding markets. Ms. Kunkel has extensive experience in merger integration and de novo branching. Ms. Kunkel is a graduate of the ABA Stonier Graduate School of Banking and the Wharton Leadership Program and has served on the boards of various community organizations.
Steven A. Ehrlich	Chief Strategy Officer	58	Steven A. Ehrlich is the Chief Strategy Officer and Senior Executive Vice President of Riverview and Riverview Bank with 34 years of experience in banking. Prior to joining Riverview in March 2019, Mr. Ehrlich was President and board member of First Priority Financial Corp. and First Priority Bank from February 2013 until the sale of the bank in July 2018. Prior to First Priority, Mr. Ehrlich founded Affinity Bancorp, Inc. and Affinity Bank of Pennsylvania, Reading, PA in 2003 and served as its Chairman, President and CEO until merging with First Priority in 2013. Prior to founding Affinity, Mr. Ehrlich was the EVP and Chief Lending /Credit Officer for Main Street Bancorp, Reading PA. Mr. Ehrlich received his B.A. degree from The College of Wooster, Wooster Ohio.
Richard W. Ogden	Chief Risk Officer	61	Richard W. Ogden is the Chief Risk Office and Senior Executive Vice President of Riverview and Riverview Bank. Mr. Ogden joined Riverview through the merger of CBT Financial Corp. and CBT Bank, where he served as its Chief Financial Officer and Executive Vice President, and brings with him more than 39 years of banking experience and expertise. He is a graduate of Penn State University, with a bachelors degree in Accounting, Graduate of the ABA Graduate School of Bank Investments and Funds Management and BAI School of Bank Controllership.

Source: S&P Global Market Intelligence; Company provided biographies

Riverview Financial Corporation
17

Insider Ownership

Ownership Disclosures

Holder	Percent of Common Shares Outstanding (%)	Position with Riverview Bank
Brett D. Fulk	0.56%	President, CEO & Director
Albert J. Evans	0.48%	Director
Joseph D. Kerwin	0.44%	Director
John G. Soult Jr.	0.37%	Chairman of the Board
David W. Hoover	0.34%	Vice Chairman of the Board
Kevin D. McMillen	0.26%	Director
Howard R. Greenawalt	0.24%	Director
Paula M. Cherry	0.22%	Director
Ginger G. Kunkel	0.16%	Senior EVP & COO
William E. Wood	0.14%	Director (Ret.)
Kirk D. Fox	0.12%	CEO & Director (Fmr.)
Marlene K. Sample	0.12%	Director
Scott A. Seasock	0.05%	Senior EVP & CFO
Maureen M. Gathagan	0.05%	Director
Timothy E. Resh	0.05%	Director
Steven A. Ehrlich	0.01%	Senior EVP & Chief Strategy Officer

Ownership Distribution By Holder Type



Public and Other, 58.02%
Institutions, 20.52%
VC/PE Firms (>5% stake), 17.87%
Individuals / Insiders, 3.59%

- Insider Ownership Presence Across Senior Management & Board of Directors Creates Direct Alignment With Investors
- **~3.60% Insider Ownership**

RIVERVIEW FINANCIAL CORPORATION

Source: S&P Global Market Intelligence
Note: Does not include vested options and restricted stock awards

18

Strong Sponsorship

Institutional Holder	Current Position (Shares)	Position Change Since Last Report	% of Shares Out.	Report Date As of
Castle Creek Capital LLC	**1,866,648**	**215,183**	**20.13**	**8/13/2020**
Banc Funds Company, L.L.C.	492,634	62,342	5.32	6/30/2020
EJF Capital LLC	409,271	-	4.42	6/30/2020
Tontine Management LLC	233,369	-	2.52	6/30/2020
Vanguard Group Inc.	134,217	111,415	1.45	6/30/2020
Wellington Management Group LLP	102,551	(9,208)	1.11	6/30/2020
Southside Capital LLC	73,729	-	0.8	12/31/2019
Millennium Management LLC	65,849	1,717	0.71	6/30/2020
Minerva Advisors LLC	59,515	(393)	0.64	6/30/2020
Brett D. Fulk President, CEO & Director	52,191	9,562	0.56	5/22/2020
Albert J. Evans Independent Director	44,354	2,341	0.48	5/6/2020
Joseph D. Kerwin Independent Director	40,869	4,891	0.44	5/14/2020
CNB Bank	38,881	(2,860)	0.42	6/30/2020
John G. Soult Jr. Independent Chairman of the Board	34,435	8,377	0.37	4/15/2020
BHZ Capital Management LP	34,231	7,708	0.37	6/30/2020
David W. Hoover Independent Vice Chairman of the Board	31,284	560	0.34	4/15/2020
Kevin D. McMillen Independent Director	23,726	560	0.26	4/15/2020
Howard R. Greenawalt Independent Director	22,061	1,501	0.24	5/6/2020
Paula M. Cherry Independent Director	20,361	1,617	0.22	5/6/2020
Wharton Business Group LLC	20,160	-	0.22	6/30/2020
Commonwealth Equity Services LLC	16,909	218	0.18	6/30/2020
Glenmede Trust Co. NA	15,788	-	0.17	6/30/2020
BlackRock, Inc.	15,016	(582)	0.16	6/30/2020
Ginger G. Kunkel Senior EVP & COO	14,994	4,500	0.16	5/6/2020
Raymond James Financial Services Advisors Inc.	13,761	-	0.15	6/30/2020
Top 25 Ownership Holdings	**3,876,804**	**419,449**	**41.84**	

Source: S&P Global Market Intelligence

Riverview Financial Corporation
19

III. Assets Highlights 20III. Assets Highlights 20

Balance Sheet Growth – Premier Deposit Franchise

Total Assets



($ in millions)
CBT Financial Corp. Merger
Strategic Downsize Pursuant to Bank's De-Risking
PPP Intake
$1,600
$1,200
$800
$400
$-
$543
$1,164
$1,138
$1,080
$1,347
PPP Loans accounted for 20.4% of Total Assets
$274
2016Y
2017Y
2018Y
2019Y
2020Q2

Total Loans



($ in millions)
CBT Financial Corp. Merger
Strategic Downsize Pursuant to Bank's De-Risking
PPP Intake
$1,200
$900
$600
$300
$-
$409
$956
$893
$852
$1,165
PPP Loans accounted for 23.7% of Total Loans
$274
2016Y
2017Y
2018Y
2019Y
2020Q2

Total Deposits and Cost of Funds (1)



($ in millions)
$1,200
$1,000
$800
$600
$400
1.00%
0.80%
0.60%
0.40%
0.20%
$453
$1,026
$1,005
$940
$1,023
0.40%
0.57%
0.66%
0.71%
0.44%
2016Y
2017Y
2018Y
2019Y
2020Q2
Deposits
Cost of Funds

Total Tangible Equity (2)



($ in millions)
$120
$90
$60
$30
$-
$35
$77
$86
$91
$92
2016Y
2017Y
2018Y
2019Y
2020Q2

RIVERVIEW FINANCIAL CORPORATION

Source: S&P Global Market Intelligence

Note: Total Paycheck Protection Program Loans (PPP) of $274.3MM in 2020Q2

(1) Bank-level metric

(2) See Slides 47-48 for non-GAAP reconciliation information

21

Investment Portfolio Composition & Performance Asset Class Breakdown Portfolio Management Statistics • The securities portfolio, largely consisting of tax- Other Debt exempt and taxable municipal bonds and Securities 5% residential mortgage backed securities, has been managed with a focus on low credit risk, strong relative returns and supplementing the rest of the balance sheet. (1) • Historical investment portfolio total returns : State & RMBS Political nd • 1 year: 3.89%, 62 percentile 69% Subdiv Secs th 25% • 3 year: 3.43%, 78 percentile th • 5 year: 3.11%, 78 percentile Govt & (2) • Other portfolio information : Agency Secs • Average Life: 2.74 Years 1% • Effective Duration: 2.61 Years • Yield (FTE): 2.89% (1) Total return calculations based on Performance Trust Total Return calculations as of June 30, 2020. Past performance is not indicative of future returns. (2) Other portfolio information based on securities portfolio as of June 30, 2020. Source: S&P Global Market Intelligence, Performance Trust Capital Partners 22Investment Portfolio Composition & Performance Asset Class Breakdown Portfolio Management Statistics • The securities portfolio, largely consisting of tax- Other Debt exempt and taxable municipal bonds and Securities 5% residential mortgage backed securities, has been managed with a focus on low credit risk, strong relative returns and supplementing the rest of the balance sheet. (1) • Historical investment portfolio total returns : State & RMBS Political nd • 1 year: 3.89%, 62 percentile 69% Subdiv Secs th 25% • 3 year: 3.43%, 78 percentile th • 5 year: 3.11%, 78 percentile Govt & (2) • Other portfolio information : Agency Secs • Average Life: 2.74 Years 1% • Effective Duration: 2.61 Years • Yield (FTE): 2.89% (1) Total return calculations based on Performance Trust Total Return calculations as of June 30, 2020. Past performance is not indicative of future returns. (2) Other portfolio information based on securities portfolio as of June 30, 2020. Source: S&P Global Market Intelligence, Performance Trust Capital Partners 22

Diversified Loan Portfolio and Measured Growth

Loan Trends



($ in millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
CBT Financial Corp. Merger
Strategic Downsize Pursuant to Bank's De-Risking
PPP Intake
$410
$956
$894
$852
$1,170
$274.3MM of PPP Loans Processed
2016Y
2017Y
2018Y
2019Y
2020Q2

6/30/20 Loan Composition – Regulatory Classification



Ag. Prod., 0%
1-4 Family , 18%
Non Owner Occ. CRE, 24%
Other, 4%
Owner Occ. CRE, 11%
Constr & Land Dev, 7%
Consumer, 1%
C&I, 5%
Farm, 3%
PPP, 23%
Multifamily, 5%

6/30/20 Regulatory Loan Composition (in $000s)

	Balance	% of TRBC	% of TRBC PF*
1-4 Family Residential	$208,004	195%	168%
Non-Owner Occupied CRE	279,583	263%	226%
Owner Occupied CRE	124,880	117%	101%
Construction & Land Developmer	79,299	74%	64%
Commercial & Industrial	58,711	55%	48%
PPP	274,300	258%	222%
Multifamily	59,259	56%	48%
Farm Loans	30,920	29%	25%
Consumer	6,762	6%	5%
Ag Prod	2,339	2%	2%
Other Loans	45,648	43%	37%
Total Loans	**$1,169,705**		
Total CRE (Ex owner occupied)	*$418,141*	*393%*	*339%*

RIVERVIEW FINANCIAL CORPORATION

Source: S&P Global Market Intelligence

*PF = Assumes $20MM capital raise with $17MM of proceeds down-streamed to the Bank

23

Historical Loan Composition & Yields

Riverview Bank Loan Composition Since 2015

($ in thousands)

	12/31/2015		12/31/2016		12/31/2017		12/31/2018		12/31/2019		06/30/2020	
Loan Composition	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**
Construction	$26,700	7.6%	$19,323	4.7%	$34,405	3.6%	$39,556	4.4%	$61,831	7.3%	$79,299	6.8%
1-4 Family	110,440	31.3%	149,321	36.4%	240,880	25.2%	221,752	24.8%	207,435	24.3%	208,004	17.8%
Multifamily	24,711	7.0%	26,029	6.3%	57,996	6.1%	65,299	7.3%	56,246	6.6%	59,259	5.1%
Comm RE (Non Farm/Res)	140,680	39.8%	153,179	37.4%	398,036	41.6%	384,689	43.0%	365,395	42.9%	404,463	34.7%
C&I	33,374	9.5%	34,517	8.4%	90,940	9.5%	80,027	9.0%	77,351	9.1%	59,237	5.1%
PPP	-	-	-	-	-	-	-	-	-	-	273,774	23.5%
Farm RE	3,418	1.0%	6,577	1.6%	70,198	7.3%	47,609	5.3%	34,260	4.0%	30,920	2.7%
Agricultural	197	0.1%	181	0.0%	7,324	0.8%	4,036	0.5%	2,817	0.3%	2,339	0.2%
Consumer	2,203	0.6%	4,399	1.1%	14,594	1.5%	11,997	1.3%	8,365	1.0%	6,762	0.6%
Leases	0	0.0%	0	0.0%	0	0.0%	0	0.0%	0	0.0%	0	0.0%
Other	11,354	3.2%	16,468	4.0%	41,852	4.4%	38,856	4.3%	38,490	4.5%	41,396	3.6%
Total Gross Loans	**$353,077**	**100.0%**	**$409,994**	**100.0%**	**$956,225**	**100.0%**	**$893,821**	**100.0%**	**$852,190**	**100.0%**	**$1,165,453**	**100.0%**
Yield on 1-4 Family Loans	*4.65%*		*4.38%*		*4.39%*		*4.92%*		*5.02%*		*4.38%*	
Yield on All Other RE Loans	*4.49%*		*4.64%*		*4.66%*		*5.40%*		*5.27%*		*4.32%*	
Yield on C&I Loans	*3.87%*		*3.89%*		*4.89%*		*4.75%*		*5.97%*		*3.16%*	
Yield on Loans and Leases	***4.44%***		***4.47%***		***4.54%***		***5.24%***		***5.22%***		***4.04%***	
Yield on Earning Assets	*4.17%*		*4.19%*		*4.30%*		*4.93%*		*4.89%*		*3.81%*	

Source: S&P Global Market Intelligence

Note: Yield earned on PPP Loans was 2.45% in Q2 2020, which negatively impacts the overall loan yield

Riverview Financial Corporation
24

Paycheck Protection Program (PPP) Update PPP Statistics $300,000 $274,324 1,500 1,275 • As of 6/30/2020, the Bank processed 1,275 PPP Loans $226,593 $240,000 1,200 748 for nearly $275MM • Of those, 748 were from new $180,000 900 customers from an agent relationship, originating more $47,731 than $225MM in new loan 527 $120,000 600 balances • Average Loan Amount of $60,000 300 $215K • Approximately $7.6MM $0 0 Total New Customers Existing Customers expected in associated fee PPP Loan Amount PPP Total Loans income Source: Company provided documents 25 Note: Data as of June 30, 2020 Loans ($000) Count (#)Paycheck Protection Program (PPP) Update PPP Statistics $300,000 $274,324 1,500 1,275 • As of 6/30/2020, the Bank processed 1,275 PPP Loans $226,593 $240,000 1,200 748 for nearly $275MM • Of those, 748 were from new $180,000 900 customers from an agent relationship, originating more $47,731 than $225MM in new loan 527 $120,000 600 balances • Average Loan Amount of $60,000 300 $215K • Approximately $7.6MM $0 0 Total New Customers Existing Customers expected in associated fee PPP Loan Amount PPP Total Loans income Source: Company provided documents 25 Note: Data as of June 30, 2020 Loans ($000) Count (#)

Loan Deferment Tracking Due to COVID-19

Loan Deferral Update – As of August 17, 2020

				Aggregate Deferred Payments		Loans with Second Deferrals		
($000s)	# of Loans	Amount	% of Outstanding	Principal	Interest	# of Loans	Amount	% of Outstanding
Commercial	44	$14,701	3.86%	$479	$289	5	$779	0.20%
Commercial	4	$476	1.21%	$4	$13	-	-	0.00%
Hospitality	4	$19,499	71.03%	$55	$439	1	$4,947	18.02%
Total Construction	8	$19,975	27.78%	$59	$452	1	$4,947	6.88%
Multi Family	8	$7,997	13.69%	$90	$155	2	$256	0.44%
Owner Occupied	34	$15,484	12.75%	$446	$232	5	$4,546	3.74%
Non-Owner Occupied	27	$40,302	15.91%	$1,897	$503	2	$4,117	1.63%
Hospitality	8	$22,164	62.63%	$465	$571	3	$10,757	30.40%
Agricultural	20	$11,440	37.52%	$237	$276	-	-	0.00%
Total Commercial Real Estate	97	$97,387	19.53%	$3,135	$1,737	12	$19,676	3.95%
Residential Real Estate	123	$20,335	10.00%	$334	$406	2	$81	0.04%
Consumer	16	$321	4.93%	$12	$8	-	-	0.00%
Total	**288**	**$152,719**	**13.15%**	**$4,019**	**$2,892**	**20**	**$25,483**	**2.19%**

- ✓ As of June 30, 2020, Riverview Bank had assisted customers with total loan modifications of $256.4 million representing 501 loans
- ✓ Of all loans with expired deferrals, **only 20 loans totaling $25.5 million** were provided a second deferral; ***the remainder (more than 90% of deferrals by loan balances) returned to repayment upon deferral expiration***

Source: Company provided documents
Note: Data as of August 17, 2020

Riverview Financial Corporation
26

Historical Net Charge-Offs & Non-performing Assets

Lower losses during 2008-2012 downturn driven by conservative lending standards

Net Chargeoffs / Average Loans (%)

	2008	2009	2010	2011	2012
Riverview Bank	**0.14**	**0.16**	**0.61**	**0.27**	**0.38**
PA Banks Aggregate	0.52	1.96	0.90	0.72	0.50
Riverview vs. PA Banks	**(0.38)**	**(1.80)**	**(0.29)**	**(0.45)**	**(0.12)**

NPAs / Assets (%)

	2008	2009	2010	2011	2012
Riverview Bank	**0.19**	**2.15**	**1.99**	**3.54**	**2.24**
PA Banks Aggregate	1.01	2.45	1.88	1.81	1.38
Riverview vs. PA Banks	**(0.82)**	**(0.30)**	**0.11**	**1.73**	**0.86**

...and disciplined lending during times of growth

Net Chargeoffs / Average Loans (%)

	2015	2016	2017	2018	2019	2020Q2
Riverview Bank	**0.26**	**0.27**	**0.03**	**0.06**	**0.14**	**0.20**
PA Banks Aggregate	0.16	0.13	0.12	0.16	0.11	0.30
Riverview vs. PA Banks	**0.10**	**0.14**	**(0.09)**	**(0.10)**	**0.03**	**(0.10)**

NPAs / Assets (%)

	2015	2016	2017	2018	2019	2020Q2
Riverview Bank	**0.88**	**0.47**	**0.17**	**0.30**	**0.22**	**0.83**
PA Banks Aggregate	0.80	0.70	0.60	0.55	0.53	0.59
Riverview vs. PA Banks	**0.08**	**(0.23)**	**(0.43)**	**(0.25)**	**(0.31)**	**0.24**

RIVERVIEW FINANCIAL CORPORATION

Source: S&P Global Market Intelligence

27

Non-performing Assets Details

Commentary

- **Since 2016 through June 30, 2020, Riverview Bank has never reported year-end NPAs excluding TDRs as a percentage of total assets greater than 0.50%, with a reported value of 0.27% as of June 30, 2020**

***Asset Quality Detail as of June 30, 2020*:**

- **Total non-accrual loans of $3.24mm**
  - **Non-accrual loans to total assets of 0.24%**
- **Performing restructured loans ("TDRs") of $9.59mm**
- **Total Loans 90+ days past due of $183k**
- **OREO to total assets of 0.03%**

Independent Loan Review Conducted June, 2020:

- **$604.1 million in loans reviewed or approximately 73.6% of the $821.1 million commercial loan portfolio**
- **More than 50% of loans selected in each loan category across C&I, C&D, CRE, Investment RE, Ag/Farm, and Other**
- **Under scenario of highest level of stress followed by extended period of flat economic growth in which economy doesn't recover during forecast horizon, $22.7mm of potential loss over 30-month timeframe**

Non-Accrual Loans by Type



Multifamily, 2.1%
Owner Occ. CRE, 1.2%
1-4 Family, 34.4%
Non-Owner Occ. CRE, 37.0%
C & I, 25.3%
Farm, 0.0%
Consumer, 0.0%
Constr & Land Dev, 0.0%

RIVERVIEW FINANCIAL CORPORATION

Source: S&P Global Market Intelligence

28

Asset Quality & Reserve Coverage Ratios



NPLs / Loans(1) (2)
4.00%
3.00%
2.00%
1.00%
0.00%
1.75%
0.76%
0.63%
0.58%
1.44%
2016Y
2017Y
2018Y
2019Y
2020Q2



NCOs / Avg. Loans(1)
2.00%
1.50%
1.00%
0.50%
0.00%
0.27%
0.03%
0.06%
0.14%
0.23%
2016Y
2017Y
2018Y
2019Y
2020Q2



Loan Loss Reserves / NPLs (2)
100%
80%
60%
40%
20%
0%
40%
46%
43%
76%
77%
2016Y
2017Y
2018Y
2019Y
2020Q2



Loan Loss Reserves / Total Loans(1)
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.91%
0.66%
0.71%
0.88%
1.09%
2016Y
2017Y
2018Y
2019Y
2020Q2

Riverview Financial Corporation

Source: S&P Global Market Intelligence

Note: Increase of NPLs in 2020Q2 primarily due to one hospitality relationship totaling approximately $7.5MM of performing troubled debt restructured loans

(1) Exclusive of PPP Loans

(2) NPLs include performing TDR loans

29

IV. Liabilities Highlights 30IV. Liabilities Highlights 30

Premier Deposit Franchise Non Interest Bearing Deposits /Total Deposits (%) and Deposit (1) Cost of Funds Composition 17.5% 1.00% 17.0 0.90% 17.0% Money Market, CDs < $100k, 12.4% 16.8% 0.80% 16.5% 16.4 CDs > 100k, 0.71% 16.2 10.0% 0.70% 0.66% 16.0% 15.7 Demand 0.57% NOWs and 0.60% Deposit, Savings, 17.0% 43.8% 15.5% 0.44% 15.2 0.50% 0.40% 15.0% 0.40% 14.5% 0.30% • ZERO Brokered Deposits • Over 50% of CDs due for repricing within the next 12 months 14.0% 0.20% 2016Y 2017Y 2018Y 2019Y 2020Q2 Non Int Bearing / Deposits (%) Cost of Funds Source: S&P Global Market Intelligence; Deposit composition as of June 30, 2020 31 (1) Bank-level metricPremier Deposit Franchise Non Interest Bearing Deposits /Total Deposits (%) and Deposit (1) Cost of Funds Composition 17.5% 1.00% 17.0 0.90% 17.0% Money Market, CDs < $100k, 12.4% 16.8% 0.80% 16.5% 16.4 CDs > 100k, 0.71% 16.2 10.0% 0.70% 0.66% 16.0% 15.7 Demand 0.57% NOWs and 0.60% Deposit, Savings, 17.0% 43.8% 15.5% 0.44% 15.2 0.50% 0.40% 15.0% 0.40% 14.5% 0.30% • ZERO Brokered Deposits • Over 50% of CDs due for repricing within the next 12 months 14.0% 0.20% 2016Y 2017Y 2018Y 2019Y 2020Q2 Non Int Bearing / Deposits (%) Cost of Funds Source: S&P Global Market Intelligence; Deposit composition as of June 30, 2020 31 (1) Bank-level metric

Premier Deposit Franchise

1

Clearfield County, PA				
2019 Rank	Institution (ST)	2019 Branches	2019 Deposits ($000s)	2019 Market Share (%)
1	CNB Financial Corp. (PA)	8	555,379	37.12%
2	**Riverview Financial Corp. (PA)**	**5**	**274,729**	**18.36%**
3	First Commonwealth Financial (PA)	4	214,917	14.36%
4	S&T Bancorp Inc. (PA)	2	194,403	12.99%
5	Northwest Bancshares, Inc. (PA)	4	171,489	11.46%
6	PNC Financial Services Group (PA)	1	48,605	3.25%
7	Emclaire Financial Corp (PA)	1	36,641	2.45%
Total For Institutions In Market		25	1,496,163	

2

Schuylkill County, PA				
2019 Rank	Institution (ST)	2019 Branches	2019 Deposits ($000s)	2019 Market Share (%)
1	M&T Bank Corp. (NY)	10	370,887	18.09%
2	Wells Fargo & Co. (CA)	4	344,519	16.81%
3	Banco Santander	4	288,549	14.08%
4	**Riverview Financial Corp. (PA)**	**6**	**204,207**	**9.96%**
5	Truist Financial Corp. (NC)	4	187,642	9.15%
6	Mid Penn Bancorp Inc. (PA)	5	180,537	8.81%
7	GNB Financial Services Inc (PA)	3	131,058	6.39%
8	Fulton Financial Corp. (PA)	1	97,270	4.75%
9	F.N.B. Corp. (PA)	3	85,755	4.18%
10	Mauch Chunk Trust Finl Corp (PA)	2	67,462	3.29%
Total For Institutions In Market		46	2,049,792	

3

Perry County, PA				
2019 Rank	Institution (ST)	2019 Branches	2019 Deposits ($000s)	2019 Market Share (%)
1	Bank of Landisburg (PA)	4	234,562	31.99%
2	First Community Finl Corp. (PA)	7	178,398	24.33%
3	**Riverview Financial Corp. (PA)**	**3**	**110,432**	**15.06%**
4	Orrstown Financial Services (PA)	1	105,893	14.44%
5	Juniata Valley Financial Corp. (PA)	2	70,610	9.63%
6	PNC Financial Services Group (PA)	0	33,437	4.56%
Total For Institutions In Market		17	733,332	

4

Dauphin County, PA				
2019 Rank	Institution (ST)	2019 Branches	2019 Deposits ($000s)	2019 Market Share (%)
1	F.N.B. Corp. (PA)	8	911,312	14.79%
2	M&T Bank Corp. (NY)	9	804,833	13.06%
3	Mid Penn Bancorp Inc. (PA)	12	768,838	12.48%
4	Wells Fargo & Co. (CA)	5	698,639	11.34%
5	Fulton Financial Corp. (PA)	7	643,468	10.44%
6	PNC Financial Services Group (PA)	7	597,720	9.70%
7	Truist Financial Corp. (NC)	8	366,992	5.96%
8	Citizens Financial Group Inc. (RI)	5	363,533	5.90%
9	Centric Financial Corp. (PA)	2	344,964	5.60%
10	Banco Santander	5	193,944	3.15%
13	**Riverview Financial Corp. (PA)**	**3**	**99,134**	**1.61%**
Total For Institutions In Market		78	6,161,868	

5

Huntingdon County, PA				
2019 Rank	Institution (ST)	2019 Branches	2019 Deposits ($000s)	2019 Market Share (%)
1	Orbisonia Community Bncp Inc. (PA)	4	183,282	29.52%
2	F.N.B. Corp. (PA)	2	137,514	22.15%
3	Kish Bancorp Inc. (PA)	3	133,987	21.58%
4	**Riverview Financial Corp. (PA)**	**2**	**78,097**	**12.58%**
5	Northwest Bancshares, Inc. (PA)	1	23,882	3.85%
6	Juniata Valley Financial Corp. (PA)	1	18,800	3.03%
7	Franklin Financial Services (PA)	1	18,220	2.93%
8	MCS Bank (PA)	1	14,311	2.30%
9	Huntingdon Savings Bank (PA)	1	12,842	2.07%
Total For Institutions In Market		16	620,935	

6

Blair County, PA				
2019 Rank	Institution (ST)	2019 Branches	2019 Deposits ($000s)	2019 Market Share (%)
1	M&T Bank Corp. (NY)	9	824,615	31.08%
2	F.N.B. Corp. (PA)	7	515,712	19.44%
3	Reliance Bancorp MHC (PA)	8	307,350	11.58%
4	First Commonwealth Financial (PA)	6	306,167	11.54%
5	Citizens Financial Group Inc. (RI)	4	219,868	8.29%
6	Altoona First SB (PA)	3	132,133	4.98%
7	Investment SB (PA)	2	76,296	2.88%
8	S&T Bancorp Inc. (PA)	1	70,535	2.66%
9	**Riverview Financial Corp. (PA)**	**2**	**62,512**	**2.36%**
10	1st Summit Bncp Johnstown Inc. (PA)	1	56,102	2.11%
Total For Institutions In Market		50	2,653,160	

RIVERVIEW FINANCIAL CORPORATION

Source: S&P Global Market Intelligence; Deposit information as of June 30, 2019

Note: Top six counties listed in descending order by Riverview Bank deposit totals

32

CD Repricing Opportunities CD Repricing Timeline 140,000 121,408 120,000 100,000 92,047 80,000 60,000 54,980 40,000 20,000 6,244 0 < 3 Months 3 - 12 Months 1 - 5 Years > 5 Years Average Average CD Length Difference Nearly 55% of CDs will Current Rate Adjusted Rate 12 - 30 Months 0.4740% 0.4242% -0.05% reprice within the next 12 months 36 - 120 Months 0.9334% 0.8342% -0.10% Source: Company provided financial information 33 Note: CD balances as of June 30, 2020; Adjusted rates as of August 24, 2020 CD Repricing Opportunities CD Repricing Timeline 140,000 121,408 120,000 100,000 92,047 80,000 60,000 54,980 40,000 20,000 6,244 0 < 3 Months 3 - 12 Months 1 - 5 Years > 5 Years Average Average CD Length Difference Nearly 55% of CDs will Current Rate Adjusted Rate 12 - 30 Months 0.4740% 0.4242% -0.05% reprice within the next 12 months 36 - 120 Months 0.9334% 0.8342% -0.10% Source: Company provided financial information 33 Note: CD balances as of June 30, 2020; Adjusted rates as of August 24, 2020

V. Capital Highlights 34V. Capital Highlights 34

Total Risk-based & Tier 1 Leverage Bank Capital Ratios Leverage Ratio Total RBC Capital 14.00% 22.0% 14.00% 21.0% 20.0% Strategic De-Risking Initiative 12.00% 12.00% 18.0% 11.2% 18.0% 10.7% 10.6% 10.6% 10.4% 10.2% 10.0% 9.6% 9.7% 16.0% 9.6% 10.00% 10.00% 9.3% 15.0% 9.2% 9.2% 9.0% 9.0% 8.9% 8.8% 9.1% 15.2% 15.3% 15.0% 8.4% 8.5% 8.5% 14.0% 14.5% 14.5% 14.2% 8.4% 8.1% 8.2% 13.9% 13.7% 8.0% 8.0% 8.00% 7.7% 13.1% 13.0% 13.0% 8.00% 12.8% 12.0% 12.0% 7.4% 12.4% 12.3% 12.1% 12.1% 11.9% 12.0% 11.5% 11.5% 11.5% 11.4% 11.2% 11.2% 10.9% 10.9% 10.0% 10.7% 10.4% 6.00% (1) 6.00% 9.0% Well-Capitalized Total RBC Ratio (10%) 8.0% (1) Well-Capitalized Tier 1 Lev. Ratio (5%) 4.00% 6.0% 4.00% 6.0% 4.0% 2.00% 2.00% 3.0% 2.0% 0.00% 0.0% 2000Y 2001Y 2002Y 2003Y 2004Y 2005Y 2006Y 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 0.00% 0.0% 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y Leverage Ratio Total RBC Ratio Leverage Ratio Total RBC Ratio Source: S&P Global Market Intelligence 35 (1) “Expanded Community Bank Guide to the New Capital Rule for FDIC-Supervised Banks”Total Risk-based & Tier 1 Leverage Bank Capital Ratios Leverage Ratio Total RBC Capital 14.00% 22.0% 14.00% 21.0% 20.0% Strategic De-Risking Initiative 12.00% 12.00% 18.0% 11.2% 18.0% 10.7% 10.6% 10.6% 10.4% 10.2% 10.0% 9.6% 9.7% 16.0% 9.6% 10.00% 10.00% 9.3% 15.0% 9.2% 9.2% 9.0% 9.0% 8.9% 8.8% 9.1% 15.2% 15.3% 15.0% 8.4% 8.5% 8.5% 14.0% 14.5% 14.5% 14.2% 8.4% 8.1% 8.2% 13.9% 13.7% 8.0% 8.0% 8.00% 7.7% 13.1% 13.0% 13.0% 8.00% 12.8% 12.0% 12.0% 7.4% 12.4% 12.3% 12.1% 12.1% 11.9% 12.0% 11.5% 11.5% 11.5% 11.4% 11.2% 11.2% 10.9% 10.9% 10.0% 10.7% 10.4% 6.00% (1) 6.00% 9.0% Well-Capitalized Total RBC Ratio (10%) 8.0% (1) Well-Capitalized Tier 1 Lev. Ratio (5%) 4.00% 6.0% 4.00% 6.0% 4.0% 2.00% 2.00% 3.0% 2.0% 0.00% 0.0% 2000Y 2001Y 2002Y 2003Y 2004Y 2005Y 2006Y 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 0.00% 0.0% 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y Leverage Ratio Total RBC Ratio Leverage Ratio Total RBC Ratio Source: S&P Global Market Intelligence 35 (1) “Expanded Community Bank Guide to the New Capital Rule for FDIC-Supervised Banks”

Strong Historical Regulatory Bank Capital Ratios

Tier 1 Leverage Ratio


15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
7.72%
7.95%
8.37%
9.07%
8.10%
Well-Capitalized Tier 1 Lev. Ratio(1) (5%)
2016Y
2017Y
2018Y
2019Y
2020Q2

TCE Ratio (2)


15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
7.66%
7.95%
8.32%
9.22%
7.32%
2016Y
2017Y
2018Y
2019Y
2020Q2

Tier 1 Risk Based Ratio


15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
9.95%
9.74%
10.69%
11.48%
11.05%
Well-Capitalized Tier 1 Risk-Based Ratio(1) (8%)
2016Y
2017Y
2018Y
2019Y
2020Q2

Total Risk Based Ratio


15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
10.89%
10.43%
11.42%
12.39%
12.17%
Well-Capitalized Total Risk-Based. Ratio(1) (10%)
2016Y
2017Y
2018Y
2019Y
2020Q2

Riverview Financial Corporation

Source: S&P Global Market Intelligence

(1) "Expanded Community Bank Guide to the New Capital Rule for FDIC-Supervised Banks"

(2) See Slides 47-48 for non-GAAP reconciliation information

36

VI. Income Statement Highlights 37VI. Income Statement Highlights 37

Historical Profitability



2.00%
1.00%
0.00%
-1.00%
-2.00%
12.00%
6.00%
0.00%
-6.00%
-12.00%
Expense Efficiency Initiative Announced
6.67%
2.05%
10.17%
5.22%
1.55%
2.54%
7.86%
0.54%
0.19%
0.98%
0.54%
0.14%
0.22%
0.70%
2016Y
2017Y
2018Y
2019Y
2020Q2
2021Y (E)
2022Y (E)
Core ROAA(1)
Core ROAE(1)

Source: S&P Global Market Intelligence

Note: Core Earnings for 2020Q2 do not include $24.75MM Goodwill Impairment

(1) See Slides 47-48 for non-GAAP reconciliation information

Future earnings projections constitute forward-looking statements and are based on management's budgeted earnings. There can be no guarantee as to whether and to what extent these projections will be achieved. The Company undertakes no obligation to revise or release any revision or update to these forward-looking statements.

RIVERVIEW FINANCIAL CORPORATION

38

Core Net Revenue Detail ($ in thousands) Net Interest Income Noninterest Expense Noninterest Income $45,000 $43,889 $40,947 $39,156 $40,000 $38,372 $35,000 $30,000 $25,473 $24,886 $25,000 $20,000 $18,412 $18,442 $18,164 $17,105 $15,000 $10,000 $8,840 $8,536 $5,000 $4,322 $4,116 $3,163 $- 2016Y 2017Y 2018Y 2019Y 2020 YTD Source: S&P Global Market Intelligence 39 Note: “2020 YTD” data as of June 30, 2020; 2020 YTD Noninterest Expense normalized exclusive of Goodwill ImpairmentCore Net Revenue Detail ($ in thousands) Net Interest Income Noninterest Expense Noninterest Income $45,000 $43,889 $40,947 $39,156 $40,000 $38,372 $35,000 $30,000 $25,473 $24,886 $25,000 $20,000 $18,412 $18,442 $18,164 $17,105 $15,000 $10,000 $8,840 $8,536 $5,000 $4,322 $4,116 $3,163 $- 2016Y 2017Y 2018Y 2019Y 2020 YTD Source: S&P Global Market Intelligence 39 Note: “2020 YTD” data as of June 30, 2020; 2020 YTD Noninterest Expense normalized exclusive of Goodwill Impairment

Net Interest Income & Net Interest Margin

Net Interest Income (NII) and Net Interest Margin (NIM)


Net Interest Income
NIM
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
$18,164
$25,473
$43,889
$40,947
$9,671
3.83%
3.76%
4.19%
4.07%
3.28% (1)
2016Y
2017Y
2018Y
2019Y
2020 Q2

Key Components of NII and NIM


Loan Yield
Securities Yield (FTE)
Cost of Funds
Cost of Int-bearing Deposits
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.47%
4.54%
5.24%
5.22%
4.04% (2)
3.35%
3.17%
2.83%
2.99%
2.89%
0.47%
0.70%
0.83%
0.99%
0.67%
0.40%
0.57%
0.66%
0.71%
0.44%
2016Y
2017Y
2018Y
2019Y
2020Q2

Riverview Financial Corporation

Source: S&P Global Market Intelligence

Note: "2020 YTD" data as of June 30, 2020

(1) Excluding the impact of PPP Loans, NIM for Q2 2020 was 3.49%

(2) Yield earned on PPP Loans was 2.45% in Q2 2020, which negatively impacts the overall loan yield

40

Profitability & Expense Controls

Efficiency Ratio[1]



Efficiency Ratio
Noninterest Expense / Avg. Assets
90.0%
80.0%
70.0%
60.0%
50.0%
6.0%
5.0%
4.0%
3.0%
2.0%
Efficiency Ratio
Noninterest Expense / Avg. Assets
75.6%
80.0%
70.6%
76.9%
76.8%
3.2%
3.3%
3.3%
3.5%
2.8%
2016Y
2017Y
2018Y
2019Y
2020Q2(1)

Core ROAA & Core ROAE [2]



Core ROAA
Core ROAE
1.50%
1.00%
0.50%
0.00%
-0.50%
12.00%
8.00%
4.00%
0.00%
-4.00%
Core ROAA (%)
Core ROAE (%)
6.67
2.05
10.17
5.22
1.55
0.54
0.19
0.98
0.54
0.14
2016Y
2017Y
2018Y
2019Y
2020Q2

Riverview Financial Corporation

Source: S&P Global Market Intelligence

Note: Annualized where appropriate

(1) Q2 2020 Noninterest Expense normalized exclusive of Goodwill Impairment

(2) See Slides 47-48 for non-GAAP reconciliation information

41

Asset Sensitive Profile Net Interest Income Sensitivity Profile Interest Rate Scenario -200 -100 Base 100 200 300 400 Net Interest Income Change - Cumulative 12 Months -8.22% -4.61% 0.00% 2.94% 7.99% 13.16% 18.15% Economic Value Sensitivity Profile Interest Rate Scenario -200 -100 Base 100 200 300 400 EVE Change -43.31% -23.42% 0.00% 1.34% 10.49% 17.43% 22.00% Source: Company provided documents 42 Note: Sensitivity profiles as of June 30, 2020Asset Sensitive Profile Net Interest Income Sensitivity Profile Interest Rate Scenario -200 -100 Base 100 200 300 400 Net Interest Income Change - Cumulative 12 Months -8.22% -4.61% 0.00% 2.94% 7.99% 13.16% 18.15% Economic Value Sensitivity Profile Interest Rate Scenario -200 -100 Base 100 200 300 400 EVE Change -43.31% -23.42% 0.00% 1.34% 10.49% 17.43% 22.00% Source: Company provided documents 42 Note: Sensitivity profiles as of June 30, 2020

VII. Appendix 43VII. Appendix 43

Financial Highlights

	At or for the Years Ended:				At or for the Quarters Ended:				12/31/2016 6/30/2020
	12/31/2016	12/31/2017	12/31/2018	12/31/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	CAGR
Balance Sheet									
Total Assets ($000)	543,048	1,163,607	1,137,603	1,079,954	1,109,759	1,079,954	1,117,043	1,346,800	29.6%
Total Net Loans ($000)	406,263	949,919	887,473	844,674	876,745	844,674	879,470	1,159,969	35.0%
Total Deposits ($000)	452,560	1,026,480	1,004,593	940,480	969,583	940,480	958,503	1,023,153	26.2%
Tangible Equity ($000)	35,107	77,126	85,647	90,620	89,574	90,620	91,121	92,055	31.7%
Loans / Deposits (%)	90.5	93.1	88.9	90.6	91.1	90.6	92.6	113.9	
(Cash + Securities)/ Assets (%)	17.3	10.3	14.0	13.2	12.4	13.2	12.8	8.8	
TCE / TA (%) (1)	6.5	6.8	7.7	8.6	8.3	8.6	8.4	6.8	
Total Risk-Based Capital Ratio (%)	10.9	10.4	11.4	12.4	11.8	12.4	12.1	12.2	
Profitability									
Net Income ($000)	3,067	(4,911)	10,858	4,286	2,266	1,273	633	(24,122)	
Core ROAA (%) (1)	0.54	0.19	0.98	0.54	0.82	0.44	0.00	0.14	
Core ROAE (%) (1)	6.67	2.05	10.17	5.22	7.76	4.09	(0.04)	1.55	
Core ROATE (%) (1)	7.89	2.48	13.71	6.86	10.16	5.33	(0.05)	2.00	
Net Interest Margin (%)	3.83	3.76	4.19	4.07	4.33	3.77	3.59	3.28	
Efficiency Ratio (%)	75.6	80.0	70.6	76.9	69.2	78.0	82.6	76.8	
Noninterest Inc/ Operating Rev (%)	14.8	14.5	16.8	17.3	15.2	21.6	19.4	17.1	
Noninterest Exp./ AA (%)	3.2	3.3	3.3	3.5	3.4	3.5	3.4	10.5	
Asset Quality (%)									
NPLs / Loans (%)	1.8	0.8	0.6	0.6	0.6	0.6	0.5	1.1	
NPAs / Assets (%)	1.4	0.6	0.6	0.5	0.5	0.5	0.5	1.0	
Texas Ratio (%)	21.0	9.8	7.8	5.2	6.0	5.2	5.8	13.1	
Reserves / Loans (%)	0.91	0.66	0.71	0.88	0.80	0.88	0.93	0.84	
NCOs / Avg Loans (%)	0.27	0.03	0.06	0.14	0.43	(0.12)	0.49	0.20	

Riverview Financial Corporation

Source: S&P Global Market Intelligence; Holding company financials

(1) See Slides 47-48 for non-GAAP reconciliation information

44

Historical Balance Sheet

(dollars shown in thousands)	At December 31, 2016	2017	2018	2019	June 30, 2020
Assets					
Cash & Bal. Due from Dep. Inst.	$ 19,120	$ 25,786	$ 53,816	$ 50,348	$ 43,228
Fed Funds Sold & Reverse Repos	$ -	$ -	$ -	$ -	$ -
Securities	$ 73,113	$ 93,201	$ 104,677	$ 91,247	$ 74,134
Cash and Cash Equivalents	92,233	118,987	158,493	141,595	117,362
Investment in Non-Consolidated Subs.	-	-	-	-	-
Gross Loans (HFI & HFS)	409,995	956,225	893,821	852,190	1,169,705
Loan Loss Reserve	3,732	6,306	6,348	7,516	9,736
Net Loans (HFI & HFS)	406,263	949,919	887,473	844,674	1,159,969
OREO	625	236	721	82	363
Intangible Assets	1,405	4,376	3,509	2,736	2,397
Premises & Fixed Assets	12,201	18,631	18,208	17,852	18,668
Other Assets	30,321	71,458	69,199	73,015	48,041
Total Assets	**543,048**	**1,163,607**	**1,137,603**	**1,079,954**	**1,346,800**
Liabilities					
Deposits	$ 452,560	$ 1,026,480	$ 1,004,593	$ 940,480	$ 1,023,153
FHLB Borrowings	36,500	6,000	-	-	189,719
Trust Preferred	-	6,818	6,892	6,971	7,292
Other Borrowings	6,154	6,415	-	-	19,999
Other Liabilites	5,914	11,638	12,208	14,393	12,185
Total Liabilities	**501,128**	**1,057,351**	**1,023,693**	**961,844**	**1,252,348**
Stockholders' Equity					
Preferred Stock & Surplus	-	-	-	-	-
Common Stock & Surplus	29,272	100,899	101,466	102,318	102,713
Retained Earnings	14,845	6,936	15,063	16,140	(8,735)
AOCI	(2,197)	(1,579)	(2,619)	(348)	474
Total Stockholders' Equity	**41,920**	**106,256**	**113,910**	**118,110**	**94,452**
Total Liabilities and Stockholders' Equity	**$ 543,048**	**$ 1,163,607**	**$ 1,137,603**	**$ 1,079,954**	**$ 1,346,800**

RIVERVIEW FINANCIAL CORPORATION

Source: S&P Global Market Intelligence; holding company financials

45

Historical Income Statement Year-to-Date Ended For the Year-Ended December 31, June 30, (dollars show n in thousands) 2016 2017 2018 2019 2020 Total Interest Income $ 20,336 $ 29,593 $ 51, 854 $ 49,547 $ 22,002 Total Interest Expense 2,172 4,120 7, 965 8,600 3,560 Net Interest Income 18,164 25,473 43,889 40,947 18,442 Provision for Loan Losses 453 2,734 615 2,406 3,812 Net Interest Income after Provision for Loan Losses 17, 711 22,739 43,274 38,541 14,630 Total Noninterest Income 3, 163 4,322 8, 840 8,536 4,116 Realized Gains 484 89 40 (22) 815 Noninterest expense: 17, 329 28,560 38, 925 42,068 43,166 Pre-Tax Net Income $ 4,029 $ (1,410) $ 13,229 $ 4,987 $ (23,605) Income Tax Expense 962 3,501 2, 371 701 (116) Net Income $ 3,067 $ (4,911) $ 10, 858 $ 4,286 $ (23,489) Source: S&P Global Market Intelligence; holding company financials 46Historical Income Statement Year-to-Date Ended For the Year-Ended December 31, June 30, (dollars show n in thousands) 2016 2017 2018 2019 2020 Total Interest Income $ 20,336 $ 29,593 $ 51, 854 $ 49,547 $ 22,002 Total Interest Expense 2,172 4,120 7, 965 8,600 3,560 Net Interest Income 18,164 25,473 43,889 40,947 18,442 Provision for Loan Losses 453 2,734 615 2,406 3,812 Net Interest Income after Provision for Loan Losses 17, 711 22,739 43,274 38,541 14,630 Total Noninterest Income 3, 163 4,322 8, 840 8,536 4,116 Realized Gains 484 89 40 (22) 815 Noninterest expense: 17, 329 28,560 38, 925 42,068 43,166 Pre-Tax Net Income $ 4,029 $ (1,410) $ 13,229 $ 4,987 $ (23,605) Income Tax Expense 962 3,501 2, 371 701 (116) Net Income $ 3,067 $ (4,911) $ 10, 858 $ 4,286 $ (23,489) Source: S&P Global Market Intelligence; holding company financials 46

Non-GAAP Financial Measures

Core Return on Average Assets / Equity / Tangible Equity	*For the year ended December 31,*				For the six-months ended
	2016	2017	2018	2019	2020
Net Income	$3,067	($4,807)	$10,858	$4,286	($23,489)
Gains (Loss) on sale of investment securities, net of tax	319	58	32	(17)	644
Acquisition related expenses, net of tax	148	2,425	437	–	–
Tax Cuts and Jobs Act of 2017 tax expense	–	3,888	–	–	–
Executive separation expense, net of tax	–	–	–	1,752	–
Goodwill Impairment	–	–	–	–	24,581
Adjusted Net Income (Core)	**2,896**	**1,448**	**11,263**	**6,055**	**448**
Average Assets	**535,449**	**751,927**	**1,152,876**	**1,114,383**	**1,189,086**
Average Equity	**43,417**	**70,476**	**110,735**	**116,054**	**119,309**
Average Tangible Equity	**36,690**	**58,460**	**82,153**	**88,277**	**92,128**
ADJUSTED ROAA	**0.54%**	**0.19%**	**0.98%**	**0.54%**	**0.08%**
ADJUSTED ROAE	**6.67%**	**2.05%**	**10.17%**	**5.22%**	**0.76%**
ADJUSTED ROATE	**7.89%**	**2.48%**	**13.71%**	**6.86%**	**0.98%**

Consolidated Tangible Common Equity	*At December 31,*				June 30,
	2016	2017	2018	2019	2020
Total Common Equity	**$41,920**	**$106,256**	**$113,910**	**$118,110**	**$94,452**
Total Intangible Assets	6,813	29,130	28,263	27,490	2,397
Tangible Common Equity	**35,107**	**77,126**	**85,647**	**90,620**	**92,055**
Total Assets	**$543,048**	**$1,163,607**	**$1,137,603**	**$1,079,954**	**$1,346,800**
Total Intangible Assets	6,813	29,130	28,263	27,490	2,397
Tangible Assets	**536,235**	**1,134,477**	**1,109,340**	**1,052,464**	**1,344,403**
TCE / TA	**6.55%**	**6.80%**	**7.72%**	**8.61%**	**6.85%**

RIVERVIEW FINANCIAL CORPORATION
47

Non-GAAP Financial Measures

Core Return on Average Assets / Equity / Tangible Equity	Quarterly Data Q3'19	Q4 '19	Q1 '20	Q2 '20
Net Income	$2,266	$1,273	$633	($24,122)
Gains (Loss) on sale of investment securities, net of tax	(42)	58	644	–
Acquisition related expenses, net of tax	–	–	–	–
Tax Cuts and Jobs Act of 2017 tax expense	–	–	–	–
Executive separation expense, net of tax	–	–	–	–
Goodwill Impairment	–	–	–	$24,581
Adjusted Net Income (Core)	**2,308**	**1,215**	**(11)**	**459**
Average Assets	**1,111,201**	**1,090,267**	**1,085,345**	**1,292,827**
Average Equity	**117,928**	**117,953**	**119,157**	**119,461**
Average Tangible Equity	**90,153**	**90,374**	**91,756**	**92,500**
ADJUSTED ROAA	0.82%	0.44%	0.00%	0.14%
ADJUSTED ROAE	7.76%	4.09%	-0.04%	1.55%
ADJUSTED ROATE	10.16%	5.33%	-0.05%	2.00%

Consolidated Tangible Common Equity	Q1 '19	Q2 '19	Quarterly Data Q3 '19	Q4 '19	Q1 '19	Q2 '20
Total Equity	**$113,490**	**$115,678**	**$117,255**	**$118,110**	**$118,441**	**$94,452**
Total Intangible Assets	28,069	27,875	27,681	27,490	$27,320	2,397
Tangible Equity	**85,421**	**87,803**	**89,574**	**90,620**	**91,121**	**92,055**
Total Assets	**1,138,712**	**1,120,198**	**1,109,759**	**1,079,954**	**1,117,043**	**1,346,800**
Total Intangible Assets	28,069	27,875	27,681	27,490	$27,320	2,397
Tangible Assets	**1,110,643**	**1,092,323**	**1,082,078**	**1,052,464**	**1,089,723**	**1,344,403**
TCE / TA	7.69%	8.04%	8.28%	8.61%	8.36%	6.85%

RIVERVIEW FINANCIAL CORPORATION
48